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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to use of our report on the financial statements of Laboratory Specialists of America, Inc., dated March 6, 1998, and to all references to our Firm included in this registration statement of The Kroll-O'Gara Company on Form S-4.


                                   ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma
 November 6, 1998